Exhibit 99.1

Cimarex Acquisition
Statements of Revenues and Direct Operating Expenses
For the Year Ended December 31, 2017
For the Six Months Ended June 30, 2018 and 2017

Independent Auditors’ Report

The Board of Directors
Callon Petroleum Company:

Report on the Financial Statement

We have audited the accompanying Cimarex Acquisition Statement of Revenue and Direct Operating Expenses (the Financial Statement) for the year ended December 31, 2017 and the related notes to the Financial Statement.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of this Financial Statement in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Financial Statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on this Financial Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Financial Statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Financial Statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the Financial Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Financial Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Financial Statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Financial Statement referred to above presents fairly in all material respects, the Cimarex Acquisition Statement of Revenue and Direct Operating Expenses for the year ended December 31, 2017, in accordance with U.S. generally accepted accounting principles.

Emphasis of Matter

We draw attention to the basis of presentation which describes that the Financial Statement was prepared for the purpose of complying with the rules and regulations under Rule 3-05 of the Securities and Exchange Commission Regulation S-X as described in Note 1 to the Financial Statement, and is not intended to be a complete presentation of the Cimarex Acquisition’s results of operations. Our opinion is not modified with respect to this matter.

/s/ KPMG LLP
Denver, Colorado
November 14, 2018

Cimarex Acquisition
Statement of Revenues and Direct Operating Expenses
(in thousands)

For the Year Ended December 31, 2017
Revenues	$103,422
Direct operating expenses:
Lease operating expense	28,138
Production taxes	7,007
Total direct operating expenses	35,145
Revenues in excess of direct operating expenses	$68,277

See accompanying Notes to the Statement of Revenues and Direct Operating Expenses.

Cimarex Acquisition
Notes to the Statement of Revenues and Direct Operating Expenses

Note 1 - Summary of Significant Accounting Policies

Basis of Presentation

On August 31, 2018, Callon Petroleum Operating Company, a wholly owned subsidiary of Callon Petroleum Company (“Callon” or the “Company”) completed the acquisition of certain oil and natural gas producing properties and undeveloped acreage within the Delaware Basin, from Cimarex Energy Company and certain of its subsidiaries (collectively, the “Seller”) for total cash consideration of $538.6 million, including customary purchase price adjustments (the “Cimarex Acquisition”). The acquired properties include approximately 28,000 net surface acres in Callon’s Spur operating area in the Delaware Basin, over 90% of which are held by production, that are primarily adjacent to its existing position.

The Cimarex Acquisition was not accounted for as a separate subsidiary or division during the periods presented. Accordingly, complete financial statements under U.S. generally accepted accounting principles (“GAAP”) are not available, or practicable to obtain for the Cimarex Acquisition. The Statement of Revenues and Direct Operating Expenses is not intended to be a complete presentation of the results of operations of the Cimarex Acquisition, and may not be representative of future operations as they do not include general and administrative expenses, effects of derivative transactions, interest income or expense, depreciation, depletion and amortization, provision for income taxes and other income and expense items not directly associated with revenues from oil and natural gas. The accompanying Statement of Revenues and Direct Operating Expenses is presented in lieu of the full financial statements required under Rule 3-05 of the Securities and Exchange Commission (the “SEC”) Regulation S-X.

Revenue Recognition and Natural Gas Balancing

Revenue is recognized under the entitlement method of accounting in the accompanying Statement of Revenues and Direct Operating Expenses. Under this method, revenue is deferred for deliveries in excess of the Cimarex Acquisition’s net revenue interest, while revenue is accrued for the undelivered volumes. The revenue received from the sale of natural gas liquids is included in natural gas sales. Revenues related to the sales of oil and natural gas totaled approximately $103.4 million for the year ended December 31, 2017. The Cimarex Acquisition had no significant imbalances during the periods presented.

Direct Operating Expenses

Direct operating expenses are recognized when incurred and include amounts incurred to bring oil and natural gas to the surface, gather, transport, field process, treat and store. Direct operating expenses also include expenses associated with support personnel, support services, equipment, and facilities related to oil and gas production activities.

Excluded Expenses

Indirect general and administrative expenses, interest expense, income taxes, and other indirect expenses have not been allocated to the Cimarex Acquisition by Cimarex Energy and as such, have been excluded from the accompanying statements.  Any allocation of such indirect expenses may not be indicative of costs which would have been incurred by Callon on a stand-alone basis.  Depreciation, depletion, and amortization expense has also been excluded from the accompanying statement of revenues and direct operating expenses as such amounts would not be indicative of the depletion calculated by Callon on the Cimarex Acquisition properties on a stand-alone basis.

Concentration of Credit Risk

Arrangements for oil and natural gas sales are evidenced by signed contracts with determinable market prices, and revenues are recorded when production is delivered. A significant majority of the purchasers of these products have investment grade credit rating and material credit losses have been rare.

Note 2 - Subsequent Events

The Company has evaluated subsequent events through November 14, 2018, the date the accompanying Statement of Revenues and Direct Operating Expenses was     available to be issued. There were no material subsequent events that required recognition or additional disclosure in the accompanying Statement of Revenue and Direct Operating Expenses.

Note 3 - Contingencies

The activities of the Cimarex Acquisition’s working interest may become subject to potential claims and litigation in the normal course of operations. The Sellers do not believe that any liability resulting from any pending or threatened litigation will have a material adverse effect on the operations or financial results of the Cimarex Acquisition’s working interests.

Note 4 - Supplemental Oil and Natural Gas Information (Unaudited)

The following tables summarize the net ownership interest in the proved oil and natural gas reserves and the standardized measure of discounted future net cash flows related to the proved oil and natural gas reserves for the Cimarex Acquisition. Natural gas volumes include natural gas liquids.

Proved reserves as of December 31, 2017 were estimated by qualified petroleum engineers engaged by the Company using historical data and other information from the records of the Sellers.

Numerous uncertainties are inherent in establishing quantities of proved reserves. The following reserve data represents estimates only, and should not be deemed exact. In addition, the standardized measure of discounted future net cash flows should not be construed as the current market value of the Cimarex Acquisition or the cost that would be incurred to obtain equivalent reserves.

All information set forth herein relating to the proved reserves as of December 31, 2017, including the estimated future net cash flows and present values, from those dates, is taken or derived from the records of the Sellers of the Cimarex Acquisition. The estimates of reserves attributable to the Cimarex Acquisition may include development plans for those properties which are different from those that the Company will ultimately implement. These estimates were based upon review of historical production data and other geological, economic, ownership, and engineering data provided related to the reserves. No reports on these reserves have been filed with any federal agency. In accordance with the SEC’s guidelines, estimates of proved reserves and the future net revenues from which present values are derived were based on an unweighted 12-month average of the first-day-of-the-month price for the period, and held constant throughout the life of the Cimarex Acquisition. Operating costs, development costs, and certain production-related taxes, which are based on current information and held constant, were deducted in arriving at estimated future net revenues.

The proved reserves of the Cimarex Acquisition, all held within the United States, together with the changes therein are as follows:

For the year ended
Changes in Reserve Quantities	December 31, 2017
Oil (MBbls)
Beginning of period	22,755
Revisions to previous estimates	—
Extensions and discoveries	5,162
Production	(2,340)
End of period	25,577

Natural Gas (MMcf)
Beginning of period	42,591
Revisions to previous estimates	—
Extensions and discoveries	8,531
Production	(1,918)
End of period	49,204

MBoe
Beginning of period	29,854
Revisions to previous estimates	—
Extensions and discoveries	6,584
Production	(2,660)
End of period	33,778

For the year ended
Reserve Quantities	December 31, 2017
Oil (MBbls)
Proved developed reserves:
Beginning of the period	17,433
End of period	16,752
Proved undeveloped reserves:
Beginning of the period	5,322
End of period	8,825

Natural Gas (MMcf)
Proved developed reserves:
Beginning of the period	28,830
End of period	30,189
Proved undeveloped reserves:
Beginning of the period	13,761
End of period	19,015

MBoe
Proved developed reserves:
Beginning of the period	22,238
End of period	21,784
Proved undeveloped reserves:
Beginning of the period	7,616
End of period	11,994

Future cash inflows are computed by applying a 12-month average of the first day of the month commodity price adjusted for location and quality differentials for 2017 to year-end quantities of proved reserves. Future development costs include future asset retirement costs. Future production costs do not include any general and administrative expenses. Future income taxes uses the Company's statutory tax rate for 2017 of 21%. A discount factor of 10% was used to reflect the timing of future net cash flows. The standardized measure of discounted future net cash flows is not intended to represent the replacement cost or fair value of the Cimarex Acquisition.

The discounted future cash flow estimates do not include the effects of derivative instruments. The average price used per commodity follows:

2017
Average 12-month price, net of differentials, per barrel of oil	$48.06
Average 12-month price, net of differentials, per Mcf of natural gas	$2.77

Standardized measure of discounted future net cash flows relating to proved reserves was as follows (in thousands):

Standardized Measure For the Year Ended December 31, 2017
Future cash inflows	$1,365,528
Future costs -
Production	(481,632)
Development and net abandonment	(124,080)
Future net inflows before income taxes	759,816
Future income taxes	(88,684)
Future net cash flows	671,132
10% discount factor	(357,150)
Standardized measure of discounted future net cash flows	$313,982

The principal changes in standardized measure of discounted future net cash flows were as follows (in thousands):

Changes in Standardized Measure For the Year Ended December 31, 2017
Standardized measure at the beginning of the period	$201,551
Changes
Sales and transfers, net of production costs	(68,277)
Net change in sales and transfer prices, net of production costs	108,556
Extensions, discoveries, and improved recovery, net of future production and development costs incurred	59,570
Changes in future development cost	(16,099)
Revisions of quantity estimates	7
Accretion of discount	23,367
Net change in income taxes	(4,702)
Changes in production rates, timing and other	10,009
Aggregate change	112,431
Standardized measure at the end of the period	$313,982

Cimarex Acquisition
Unaudited Statement of Revenues and Direct Operating Expenses
(in thousands)

	For the Six Months Ended
	June 30, 2018	June 30, 2017
Revenues	$60,469	$51,934
Direct operating expenses:
Lease operating expense	18,899	14,934
Production taxes	2,886	2,508
Total direct operating expenses	21,785	17,442
Revenues in excess of direct operating expenses	$38,684	$34,492

See accompanying Notes to the Unaudited Statement of Revenues and Direct Operating Expenses.

Cimarex Acquisition
Notes to the Unaudited Statement of Revenues and Direct Operating Expenses

Note 1 - Summary of Significant Accounting Policies

Basis of Presentation

On August 31, 2018, Callon Petroleum Operating Company, a wholly owned subsidiary of Callon Petroleum Company (“Callon” or the “Company”) completed the acquisition of certain oil and natural gas producing properties and undeveloped acreage within the Delaware Basin, from Cimarex Energy Company and certain of its subsidiaries (collectively, the “Seller”) for total cash consideration of $538.6 million, including customary purchase price adjustments (the “Cimarex Acquisition”). The acquired properties include approximately 28,000 net surface acres in Callon’s Spur operating area in the Delaware Basin, over 90% of which are held by production, that are primarily adjacent to its existing position.

The Cimarex Acquisition was not accounted for as a separate subsidiary or division during the periods presented. Accordingly, complete financial statements under U.S. generally accepted accounting principles (“GAAP”) are not available or practicable to obtain for the Cimarex Acquisition. The Statement of Revenues and Direct Operating Expenses is not intended to be a complete presentation of the results of operations of the Cimarex Acquisition and may not be representative of future operations as they do not include general and administrative expenses, effects of derivative transactions, interest income or expense, depreciation, depletion and amortization, provision for income taxes and other income and expense items not directly associated with revenues from oil and natural gas. The accompanying Statement of Revenues and Direct Operating Expenses is presented in lieu of the full financial statements required under Rule 3-05 of the Securities and Exchange Commission (the “SEC”) Regulation S-X.

In the opinion of management, the accompanying unaudited Statement of Revenues and Direct Operating Expenses reflect all adjustments, including normal recurring adjustments, necessary to present fairly the Cimarex Acquisition’s revenues and direct operating expenses for the periods indicated.

Revenue Recognition and Natural Gas Balancing

Revenue is recognized under the entitlement method of accounting in the accompanying Statement of Revenues and Direct Operating Expenses. Under this method, revenue is deferred for deliveries in excess of the Cimarex Acquisition’s net revenue interest, while revenue is accrued for the undelivered volumes. The revenue received from the sale of natural gas liquids is included in natural gas sales. The Cimarex Acquisition had no significant imbalances during the periods presented.

Direct Operating Expenses

Direct operating expenses are recognized when incurred and include amounts incurred to bring oil and natural gas to the surface, gather, transport, field process, treat and store. Direct operating expenses also include expenses associated with support personnel, support services, equipment, and facilities related to oil and gas production activities.

Excluded Expenses

Indirect general and administrative expenses, interest expense, income taxes, and other indirect expenses have not been allocated to the Cimarex Acquisition by Cimarex Energy and as such, have been excluded from the accompanying statements.  Any allocation of such indirect expenses may not be indicative of costs which would have been incurred by Callon on a stand-alone basis.  Depreciation, depletion, and amortization expense has also been excluded from the accompanying statement of revenues and direct operating expenses as such amounts would not be indicative of the depletion calculated by Callon on the Cimarex Acquisition properties on a stand-alone basis.

Concentration of Credit Risk

Arrangements for oil and natural gas sales are evidenced by signed contracts with determinable market prices, and revenues are recorded when production is delivered. A significant majority of the purchasers of these products have investment grade credit rating and material credit losses have been rare.

Note 2 - Subsequent Events

The Company has evaluated subsequent events through November 14, 2018, the date the accompanying Statement of Revenues and Direct Operating Expenses were available to be issued. There were no material subsequent events that required recognition or additional disclosure in the accompanying Statement of Revenue and Direct Operating Expenses.

Note 3 – Contingencies

The activities of the Cimarex Acquisition’s working interest may become subject to potential claims and litigation in the normal course of operations. The Sellers do not believe that any liability resulting from any pending or threatened litigation will have a material adverse effect on the operations or financial results of the Cimarex Acquisition properties’ working interests.